MANAGER AND FOUNDER
    AQUILA MANAGEMENT CORPORATION
    380 Madison Avenue, Suite 2300
    New York, New York 10017

INVESTMENT SUB-ADVISER
    BANC ONE INVESTMENT
      ADVISORS CORPORATION
    1111 Polaris Parkway
    Columbus, Ohio 43240

BOARD OF TRUSTEES
    Lacy B. Herrmann, Chairman
    Thomas A. Christopher
    Douglas Dean
    Diana P. Herrmann
    Carroll F. Knicely
    Theodore T. Mason
    Anne J. Mills
    William J. Nightingale
    James R. Ramsey

OFFICERS
    Lacy B. Herrmann, President
    Charles E. Childs, III, Senior Vice President
    Diana P. Herrmann, Senior Vice President
    John M. Herndon, Vice President
    Jerry G. McGrew, Vice President
    Rose F. Marotta, Chief Financial Officer
    Richard F. West, Treasurer
    Edward M.W. Hines, Secretary

DISTRIBUTOR
    AQUILA DISTRIBUTORS, INC.
    380 Madison Avenue, Suite 2300
    New York, New York 10017

TRANSFER AND SHAREHOLDER SERVICING AGENT
    PFPC INC.
    400 Bellevue Parkway
    Wilmington, DE 19809

CUSTODIAN
    BANK ONE TRUST COMPANY, N.A.
    100 East Broad Street
    Columbus, Ohio 43271

INDEPENDENT AUDITORS
    KPMG LLP
    757 Third Avenue
    New York, New York 10017

Further information is contained in the Prospectus which must precede or accompany this report.


                                  SEMI-ANNUAL
                                     REPORT

                                 MARCH 31, 2000

                                   CHURCHILL
                                 CASH RESERVES
                                     TRUST

                          A CASH MANAGEMENT INVESTMENT

[Logo of Churchill Cash Reserves Trust: a standing Pegasus]

[Logo of the Aquila Group of Funds: an eagle's head]

                                   ONE OF THE
                            AQUILASM GROUP OF FUNDS

[Logo of Churchill Cash Reserves Trust: a standing Pegasus]

                         CHURCHILL CASH RESERVES TRUST

                               SEMI-ANNUAL REPORT

                                                                    May 12, 2000

Dear Investor:

     We are pleased to provide you with the Semi-Annual Report for Churchill Cash Reserves Trust for the fiscal year ended March 31, 2000.

     Since our last report letter to shareholders in the fall of 1999, the Federal Reserve voted to raise short-term interest rates from 5.25% to 6.00%. The Fed's action resulted from strong global and domestic economic conditions and the implied threat of a rising level of inflation. The Fed is concerned that with a strong economy and low unemployment, inflation would worsen as the increased stress on labor markets would potentially put additional upward pressure on wages and ultimately prices.

     The Fed is determined to keep inflation under control and higher interest rates should eventually slow economic growth.

     Led by a surge in consumer spending that was fueled by high employment and rising incomes, the U.S. economy grew 4.2% during 1999. Notwithstanding the economy's torrid growth and the impressive employment outlook, the low level of inflation during 1999 advanced at a rate slightly higher than the previous two years, but less than the average inflation rate for the 1990s. So far this year, the economy also remains exceptionally strong (now in the ninth year of record uninterrupted expansion) while inflation, although higher, remains under control.

     As mentioned in previous report letters, yields on money market funds like the Trust, move in concert with rate policies pursued by the Federal Reserve. As a result, the Trust's yield has followed a similar pattern. As of March 31, 2000, the Trust's average seven-day yield was 5.49% compared to 4.90% for the seven-day period ending September 30, 1999. As of the date of this report letter, the Trust's seven-day yield is now 5.59%.

     With the possibility of further interest rate increases in the offing, the Trust's portfolio is well positioned to continually attract higher and competitive rates of return. Looking forward, we are optimistic that Churchill Cash Reserves Trust will continue to provide investors attractive yields compared to alternative money market investments. Through alertness to market opportunities, the Trust can produce a highly competitive return for its investors without compromising safety.

     We wish to thank you for the continued support and confidence you have placed in Churchill Cash Reserves Trust. You can be assured that all those associated with the management of the Trust will consistently work in the interest of your investment.

Sincerely,

Lacy B. Herrmann
President and Chairman
  of the Board of Trustees

                         CHURCHILL CASH RESERVES TRUST
                            STATEMENT OF INVESTMENTS
                                 MARCH 31, 2000
                                  (UNAUDITED)

    FACE
   AMOUNT      COMMERCIAL PAPER - 62.7%                                                            VALUE
               ASSET-BACKED ARBITRAGE - 11.3%
$ 3,000,000    Beta Finance Inc., 5.980%, 07/14/00 +                                           $  2,949,170
  3,000,000    Forrestal Funding MA, 5.960%, 05/24/00 +                                           2,974,670
                    GTD: Bank of America
  2,250,000    MPF Two Limited 6.020%, 05/30/00 +                                                 2,228,554
                                                                                                  8,152,394

               BANKING - 9.4%
  2,750,000    Banco Santander, Puerto Rico, 5.940%, 04/12/00                                     2,745,916
  4,000,000    Hong Kong Bank of Canada, 5.920%, 04/05/00 +                                       3,998,684
                    GTD: HSBC Holdings PLC
                                                                                                  6,744,600

               COMMERCIAL LOANS - 17.9%
  4,000,000    Atlantis One Funding Corp., 5.850%, 04/05/00 +                                     3,998,700
  3,000,000    Aquinas Funding LLC, 5.890%, 04/27/00 +                                            2,988,220
  4,000,000    Greenwich Funding Corp., 5.970%, 07/03/00 +                                        3,939,637
  2,000,000    Moat Funding LLC, 5.900%, 04/03/00 +                                               2,000,000
                                                                                                 12,926,557

               CONSTRUCTION - 2.8%
  2,000,000    Cemex SA de CV, 6.050%, 04/24/00                                                   1,992,942
                    LOC: Bayerische Hypo-Und Vereinsbank AG

               OIL & GAS EXPLORATION - 4.1%
  3,000,000    Pemex Capital Inc., 5.950%, 06/01/00                                               2,970,746
                    LOC: Barclays Bank PLC

               TRADE/TERM RECEIVABLES - 17.2%
  3,000,000    Concord Minutemen Capital Company LLC, 5.900%, 04/11/00 +                          2,996,067
  3,000,000    Kitty Hawk Funding Corp., 5.950%, 06/01/00 +                                       2,970,746
  3,500,000    Lexington Parker Capital Co. LLC, 6.060%, 05/22/00 +                               3,471,131
  3,000,000    Windmill Funding Corp., 5.900%, 04/28/00 +                                         2,987,708
                                                                                                 12,425,652

                    Total Commercial Paper:                                                      45,212,891

               CERTIFICATES OF DEPOSIT - 4.2%
  3,000,000    Allfirst Bank, 6.350%, 09/29/00                                                    2,997,613





               CORPORATE NOTES - 10.4%
  4,000,000    AT&T Capital Corp., 7.500%, 11/15/00                                               4,031,465
                    GTD: CIT Group Inc.
  3,500,000    Strategic Money Market Trust 1999-A, 6.230%, 09/13/00                              3,500,000
                    GTD: Guaranty Trust
                    Total Corporate Notes                                                         7,531,465

               MEDIUM TERM NOTES - 14.2%
  1,000,000    Bear Stearns Companies Inc., 5.320%, 05/19/00                                      1,000,000
  1,000,000    Beta Finance Inc., 5.750%, 07/24/00 +                                              1,000,000
  4,500,000    Lehman Brothers Holdings Inc., 6.050%, 04/28/00                                    4,501,301
  3,700,000    Liberty Lighthouse US Capital Co LLC, 6.356%, 09/25/00 +                           3,700,000
                    Total Medium Term Notes:                                                     10,201,301

               REPURCHASE AGREEMENT - 8.7%
  6,301,000    Goldman, Sachs & Co., 6.200%, 04/03/00                                             6,301,000
                    (Proceeds of $6,304,256 to be received at maturity)
                    Collateral: $6,743,295 Federal Home Loan Mortgage Corp.,
                    Pool# N30636, 7.000%, due 01/01/30
                    (collateral market value $6,490,030)

                    Total Investments  (cost $72,244,270*)                      100.2%           72,244,270
                    Liabilities in excess of other assets                        (0.2)             (147,402)
                    Net Assets                                                  100.0%         $ 72,096,868


                    *  Cost for Federal tax purposes is identical.
                    + Pursuant to Rule 144A, resale is restricted to qualified institutional buyers.


                 See accompanying notes to financial statements.

                         CHURCHILL CASH RESERVES TRUST
                      STATEMENT OF ASSETS AND LIABILITIES
                           MARCH 31, 2000 (UNAUDITED)

ASSETS
Investments at value (cost $72,244,270)                                              $ 72,244,270
Cash                                                                                          937
Interest receivable                                                                       273,401
Other assets                                                                                5,623
    Total assets                                                                       72,524,231

LIABILITIES
Dividends payable                                                                         376,090
Management fee payable                                                                     28,353
Accrued expenses                                                                           22,920
    Total liabilities                                                                     427,363

NET ASSETS (equivalent to $1.00 per share on 72,087,700 shares outstanding)          $ 72,096,868

Net Assets consist of:
Capital Stock - Authorized an unlimited number of shares,
    par value $.01 per share                                                         $    720,877
Additional paid-in capital                                                             71,375,991
                                                                                     $ 72,096,868

                See accompanying notes to financial statements.

                         CHURCHILL CASH RESERVES TRUST
                            STATEMENT OF OPERATIONS
              FOR THE SIX MONTHS ENDED MARCH 31, 2000 (UNAUDITED)

INVESTMENT INCOME:

        Interest Income                                                                    $ 2,390,721

Expenses:
        Management fee (note 2)                                        $ 202,377
        Trustees' fees and expenses                                       23,000
        Legal fees                                                        16,000
        Audit and accounting fees                                         10,000
        Transfer and shareholder servicing agent fees                      6,000
        Shareholders' reports                                              5,000
        Custodian fees                                                     4,000
        Registration fees and dues                                         3,000
        Insurance                                                          2,000
        Miscellaneous                                                      4,720
                                                                         276,097

        Management fee waived (note 2)                                   (33,245)
              Net expenses                                                                     242,852

              Net investment income                                                          2,147,869

Net realized gain from securities transactions                                                     108

Net increase in net assets resulting from operations                                       $ 2,147,977

                See accompanying notes to financial statements.

                         CHURCHILL CASH RESERVES TRUST
                      STATEMENTS OF CHANGES IN NET ASSETS
                                  (UNAUDITED)

                                                                        SIX MONTHS ENDED         YEAR ENDED
                                                                         MARCH 31, 2000      SEPTEMBER 30, 1999
FROM INVESTMENT ACTIVITIES:
Net investment income                                                    $   2,147,869         $    4,512,161
Dividends to shareholders from net investment income
    ($0.0265 and $0.0469 per share, respectively)                           (2,147,869)            (4,512,161)
Net realized gain from securities transactions                                     108                  1,002
Change in net assets derived from investment activities                            108                  1,002

FROM CAPITAL SHARE TRANSACTIONS:

                                               SHARES
                                 SIX MONTHS ENDED      YEAR ENDED
                                  MARCH 31, 2000   SEPTEMBER 30, 1999
Proceeds from shares sold           75,246,876         227,485,121          75,246,876            227,485,121
Reinvested dividends                        20                 558                  20                    558
Cost of shares redeemed            (79,506,059)       (254,997,252)        (79,506,059)          (254,997,252)

Change in net assets from
    capital share transactions      (4,259,163)        (27,511,573)         (4,259,163)           (27,511,573)

Change in net assets                                                        (4,259,055)           (27,510,571)

NET ASSETS:

    Beginning of period                                                     76,355,923            103,866,494

    End of period                                                        $  72,096,868         $   76,355,923

                See accompanying notes to financial statements.

                         CHURCHILL CASH RESERVES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                                  (UNAUDITED)

1.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

     Churchill Cash Reserves Trust (the "Trust"), a diversified, open-end investment company, was organized on January 4, 1985, as a Massachusetts business trust and is authorized to issue an unlimited number of shares. The Trust commenced operations on July 9, 1985.

     The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles for investment companies.

a) PORTFOLIO VALUATION: The Trust's portfolio securities are valued by the amortized cost method permitted in accordance with Rule 2a-7 under the Investment Company Act of 1940 (the "1940 Act"), which, after considering accrued interest thereon, approximates market. Under this method, a portfolio security is valued at cost adjusted for amortization of premiums and accretion of discounts. Amortization of premiums and accretion of discounts are included in interest income.

b) SECURITIES TRANSACTIONS AND RELATED INVESTMENT INCOME: Securities transactions are recorded on the trade date. Realized gains and losses from securities transactions are reported on the identified cost basis. Interest income is recorded daily on the accrual basis and is adjusted for amortization of premiums and accretion of discounts as discussed in the preceding paragraph.

c) FEDERAL INCOME TAXES: It is the policy of the Trust to qualify as a regulated investment company by complying with the provisions of the Internal Revenue Code applicable to certain investment companies. The Trust intends to make distributions of income and securities profits sufficient to relieve it from all, or substantially all, Federal income and excise taxes.

d) REPURCHASE AGREEMENTS: It is the Trust's policy to monitor closely the creditworthiness of all firms with which it enters into repurchase agreements, and to take possession of, or otherwise perfect its security interest in, securities purchased under agreements to resell. The securities purchased under agreements to resell are marked to market every business day in order to compare the value of the collateral to the amount of the "loan" (repurchase agreements being defined as "loans" in the 1940
     Act), including the accrued interest earned thereon. If the value of the collateral is less than 102% of the loan plus the accrued interest thereon, additional collateral is required from the borrower.

e) USE OF ESTIMATES: The preparation of financial statements, in conformity with generally accepted accounting principles, requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

2.  MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES

     Aquila Management Corporation (the "Manager"), the Trust's founder and sponsor, serves as the Manager for the Trust under an Advisory and Administration Agreement with the Trust. The portfolio management of the Trust has been delegated to a Sub-Adviser as described below. Under the Advisory and


Administration Agreement, the Manager provides all administrative services to the Trust, other than those relating to the day-to-day portfolio management. The Manager's services include providing the office of the Trust and all related services as well as overseeing the activities of the Sub-Adviser and all the various support organizations to theTrust such as the shareholder servicing agent, custodian, legal counsel, auditors and distributor and additionally maintaining the Trust's accounting books and records. For its services, the Manager is entitled to receive a fee which is payable monthly and computed as of the close of business each day at the annual rate of 0.50 of 1% on the Trust's net assets.

     Banc One Investment Advisors Corporation (the "Sub-Adviser") serves as the Investment Sub-Adviser for the Trust under a Sub-Advisory Agreement between the Manager and the Sub-Adviser. Under this agreement, the Sub-Adviser continuously provides, subject to oversight of the Manager and the Board of Trustees of the Trust, the investment program of the Trust and the composition of its portfolio, arranges for the purchases and sales of portfolio securities, and provides for daily pricing of the Trust's portfolio. For its services, the Sub-Adviser is entitled to receive a fee from the Manager which is payable monthly and computed as of the close of business each day at the annual rate of 0.33 of 1% on the Trust's net assets.

     For the six months ended March 31, 2000, the Trust incurred fees for advisory and administrative services of $202,377 of which $33,245 was voluntarily waived. Specific details as to the nature and extent of the services provided by the Manager and the Sub-Adviser are more fully defined in the Trust's Prospectus and Statement of Additional Information.

     Under  a   Distribution   Agreement,   Aquila   Distributors,   Inc.   (the
"Distributor") serves as the exclusive distributor of the Trust's shares. No compensation or fees are paid by the Trust to the Distributor for such share distribution.

3.  DISTRIBUTIONS

     The Trust declares dividends daily from net investment income and makes payments monthly in additional shares at the net asset value per share, in cash, or in a combination of both, at the shareholder's option.

4.  EXPENSES

     The Trust has negotiated an expense offset arrangement with its custodian, Bank One Trust Company, N.A., an affiliate of the Adviser, wherein it receives credit toward the reduction of custodian fees and other Trust expenses whenever there are uninvested cash balances. The Statement of Operations reflects the total expenses before any offset, the amount of offset and the net expenses. It is the general intention of the Trust to invest, to the extent practicable, some or all of cash balances in income-producing assets rather than leave cash on deposit.

                         CHURCHILL CASH RESERVES TRUST
                              FINANCIAL HIGHLIGHTS
                                  (UNAUDITED)

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                              SIX MONTHS
                                                 ENDED                       YEAR ENDED SEPTEMBER 30,
                                                3/31/00        1999        1998        1997        1996        1995
Net Asset Value, Beginning of Period            $1.0000      $1.0000     $1.0000     $1.0000     $1.0000     $1.0000

Income from Investment Operations:
    Net investment income                        0.0265       0.0469      0.0513      0.0499      0.0500      0.0526

    Total from Investment Operations             0.0265       0.0469      0.0513      0.0499      0.0500      0.0526

Less Distributions:
    Dividends from net investment income        (0.0265)     (0.0469)    (0.0513)    (0.0499)    (0.0500)    (0.0526)

    Total Distributions                         (0.0265)     (0.0469)    (0.0513)    (0.0499)    (0.0500)    (0.0526)

Net Asset Value, End of Period                  $1.0000      $1.0000     $1.0000     $1.0000     $1.0000     $1.0000

Total Return (%)                                  2.68+        4.79        5.25        5.11        5.12        5.39

Ratios/Supplemental Data
    Net Assets, End of Period ($ thousands)      72,097       76,356     103,866     125,392     120,939     146,130
    Ratio of Expenses to Average Net
      Assets (%)                                  0.60*        0.60        0.60        0.60        0.56        0.58
    Ratio of Net Investment Income to
      Average Net Assets (%)                      5.35*        4.70        5.13        4.99        5.02        5.24

The expense and net investment income ratios without the effect of the Manager's voluntary waiver of a portion of fees were:

    Ratio of Expenses to Average Net
      Assets (%)                                  0.69*        0.66        0.63        0.66        0.63        0.62
    Ratio of Net Investment Income to
      Average Net Assets (%)                      5.26*        4.65        5.10        4.93        4.94        5.20

+   Not annualized.
*   Annualized.

Note: Effective July 19, 1995, Banc One Investment Advisors Corporation became the Trust's Investment Adviser replacing PNC Bank, Kentucky, Inc. and effective on June 5, 1998, pursuant to new management arrangements, was appointed as the Trust's Investment Sub-Adviser.

                See accompanying notes to financial statements.